Exhibit 10.2

DIPLOMAT PHARMACY, INC.

FORM OF OMNIBUS AMENDMENT TO AWARD AGREEMENTS

This Omnibus Amendment to Award Agreements (“Amendment”) is made and entered into, as of the date set forth on the signature page hereto, by and between Diplomat Pharmacy, Inc., a Michigan corporation (“Company”), and __________ (“Grantee”).

RECITALS

A.    The Company has established and maintains the Amended and Restated Diplomat Pharmacy, Inc. 2014 Omnibus Incentive Plan (the “Plan”) in order to provide incentives and awards to employees, directors, consultants and advisors of the Company and its Affiliates, by encouraging their ownership of Stock and to aid the Company and its Affiliates in retaining such employees, directors, consultants and advisors.

B.    The Company amended and restated the Plan effective as of _________, 2019, and it desires to amend prior Award Agreements for specified Grantees to give effect to the terms and conditions of the Plan, as amended and restated.

C.     The Company has adopted various forms of Award Agreements as follows:

i.      Form of Stock Option Award Agreement (Time-Based) (2014 Omnibus Incentive Plan), approved September 15, 2014, December 5, 2016 and March 27, 2018 (collectively, the “Form of Stock Option Award Agreements”);

ii.     Form of Stock Option Award Agreement (Performance-Based) (2014 Omnibus Incentive Plan), approved June 5, 2015;

iii.    Form of Restricted Stock Award Agreement (2014 Omnibus Incentive Plan), approved September 15, 2014;

iv.    Form of Restricted Stock Award Agreement (Non-Employee Directors) (2014 Omnibus Incentive Plan), approved September 15, 2014;

v.     Form of Restricted Stock Unit Award Agreement (Time-Based), approved April 4, 2017;

vi.    Form of Restricted Stock Unit Award Agreement (Performance-Based), approved March 27, 2018;

vii.   Form of Restricted Stock Unit Award Agreement (Performance-Based) Sign-On Inducement Equity Award, approved April 24, 2018;

viii.  Form of Restricted Stock Unit Award Agreement Sign-On Inducement Equity Award, approved April 24, 2018;

ix.    Form of Restricted Stock Unit Award Agreement (Performance-Based) Make-Whole Inducement Equity Award, approved April 24, 2018;

x.     Form of Restricted Stock Unit Award Agreement Make-Whole Inducement Equity Award, approved April 24, 2018; and

xi.    Form of Stock Option Award Agreement Make-Whole Inducement Equity Award, approved April 24, 2018.

D.    Grantee is a Participant subject to the terms of the Plan and has been granted one or more Awards evidenced by one or more Award Agreements.

E.     Grantee and Company desire to amend certain terms and conditions of the Award Agreements, as applicable, as more particularly set forth herein.

F.     All capitalized terms used but not defined herein shall have the meanings ascribed to those terms by the Plan or Award Agreement, as applicable.

AMENDMENT

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that the following provisions of each form of Award Agreement,  as applicable, are amended as follows:

1.     Form of Stock Option Award Agreements. Section 7 is deleted in its entirety and replaced as follows:

“Section 7 - Non-Transferability of Option. The Option is personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the Option is not transferable by Grantee.”

2.     Form of Stock Option Award Agreement (Performance-Based) (2014 Omnibus Incentive Plan). Section 7 is deleted in its entirety and replaced as follows:

“Section 7 - Non-Transferability of Option. The Option is personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the Option is not transferable by Grantee.”

3.     Form of Restricted Stock Award Agreement (2014 Omnibus Incentive Plan). Section 2(a) is deleted in its entirety and replaced as follows:

“(a) Shares of Restricted Stock that have not yet become vested under Paragraph 3 of this Agreement may not be transferred by Grantee, unless permitted otherwise in the discretion of the Committee or as provided under the Plan.”

4.     Form of Restricted Stock Award Agreement (Non-Employee Directors) (2014 Omnibus Incentive Plan). Section 2(a) is deleted in its entirety and replaced as follows:

“(a) Shares of Restricted Stock that have not yet become vested under Paragraph 3 of this Agreement may not be transferred by Grantee, unless permitted otherwise in the discretion of the Committee or as provided under the Plan.”

5.     Form of Restricted Stock Unit Award Agreement (Time-Based). Section 6 is deleted in its entirety and replaced as follows:

Section 6 - Non-Transferability of RSUs. The RSUs are personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the RSUs are not transferable by Grantee.

6.     Form of Restricted Stock Unit Award Agreement (Performance-Based). Section 9 is deleted in its entirety and replaced as follows:

Section 9 - Non-Transferability of RSUs. The RSUs are personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the RSUs are not transferable by Grantee.

7.     Form of Restricted Stock Unit Award Agreement (Performance-Based) Sign-On Inducement Equity Award. Section 9 is deleted in its entirety and replaced as follows:

Section 9 - Non-Transferability of RSUs. The RSUs are personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the RSUs are not transferable by Grantee.

8.     Form of Restricted Stock Unit Award Agreement Sign-On Inducement Equity Award. Section 6 is deleted in its entirety and replaced as follows:

Section 6 - Non-Transferability of RSUs. The RSUs are personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the RSUs are not transferable by Grantee.

9.     Form of Restricted Stock Unit Award Agreement (Performance-Based) Make-Whole Inducement Equity Award. Section 9 is deleted in its entirety and replaced as follows:

Section 9 - Non-Transferability of RSUs. The RSUs are personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the RSUs are not transferable by Grantee.

10.   Form of Restricted Stock Unit Award Agreement Make-Whole Inducement Equity Award. Section 6 is deleted in its entirety and replaced as follows:

Section 6 - Non-Transferability of RSUs. The RSUs are personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the RSUs are not transferable by Grantee.

11.   Form of Stock Option Award Agreement Make-Whole Inducement Equity Award. Section 7 is deleted in its entirety and replaced as follows:

“Section 7 - Non-Transferability of Option. The Option is personal to Grantee. Unless permitted otherwise in the discretion of the Committee or as provided under the Plan, the Option is not transferable by Grantee.”

12.   Except as expressly provided for in this Amendment, no other term or provision of any form of Award Agreement is amended or modified in any respect and such other terms and provisions shall continue in full force and effect.

[Signature page follows]

Diplomat Pharmacy, Inc.

By_______________________________

Name:____________________________
Its: ________________

The undersigned hereby acknowledges having read this Amendment agrees to be bound by all provisions set forth herein.

Dated as of _______________________________	GRANTEE:__________________________

Name:_______________________________

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